Gabelli & Company Specialty Chemicals Conference Gabelli & Company Specialty Chemicals Conference Kevin McMullen Chairman & CEO May 15, 2008 Exhibit 99

This presentation includes EBITDA and Net Debt, which are non-GAAP financial measures as defined by the Securities and
Exchange Commission. For a definition and reconciliation of EBITDA and Net Debt to the most directly comparable GAAP financial measures, please refer to the Appendices included with this presentation.
• This presentation includes “forward-looking statements” as defined by federal securities laws. Forward-looking statements may address a number of matters including the Company's business, markets in which the Company operates, results of operations, financial condition, significant accounting policies and management judgments, and include statements based on current beliefs, assumptions, expectations, estimates, forecasts and projections about these items and other matters.
Words such as, but not limited to, “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,”
“estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements.
• All forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in business generally and the markets in which the Company operates. Other risks and uncertainties are more specific to the Company’s operations. These risks and uncertainties and the achievement of expected results depend on many factors, some or all of which are not predictable or within the Company’s control. Risk factors could adversely affect our results and, in some cases, such effect could be material.
• Factors that may cause actual results to differ materially from expected results include, among others: general economic trends affecting the Company’s end use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases;
customer and/or competitor consolidation; ability to successfully develop and commercialize new products; customer ability to compete against increased foreign competition; ability to successfully implement productivity enhancement and cost reduction initiatives; operational issues at the Company’s facilities; the Company’s strategic alliance and acquisition activities; acts of war or terrorism, natural disasters or other acts of God; changes in governmental and regulatory policies;
compliance with extensive environmental, health and safety laws and regulations; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including fluctuations in exchange rates of foreign currencies; prolonged work stoppage resulting from labor disputes with unionized workforce;
assumptions used in determining pension plan expense and funding, such as return on assets and discount rates and changes in pension funding regulations; adverse litigation judgment and absence of or inadequacy of insurance coverage for such judgment; availability of financing to fund operations at anticipated rates and terms; substantial debt and leverage and the ability to service that debt; and significant increase in applicable short-term borrowing rates.
• All written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risk factors and cautionary statements contained herein or referred to above.
Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Forward-Looking Statements
Non-GAAP Financial Measure
Cautionary
Cautionary

2008 Price Increases
2008 Price Increases
• 75% of paper accounts renegotiated, no volume loss to date
– AUSP up at all paper accounts
– Effective > May 1
• Carpet second quarter pricing up approximately 10%, most recent increase effective April 28
• Specialty pricing up 7%, late in quarter
• Decorative Products 5-6% announced in May
• Except for previously disclosed carpet customer loss, no significant volume losses to date
• Anticipate that second quarter margins will decline due to rapidly increasing raw material costs
– Price increases generally effective later in second quarter
• Second half margin improvement obtainable if raw materials, pricing and volumes stabilize at current levels
Margin Expansion is #1 Priority

LTM Sales $771
LTM EBITDA* $49
EBITDA Margin 6.4%
Business Segments At A Glance
Business Segments At A Glance
A Focused Polymer Company With Leadership Positions in Key Categories
A Focused Polymer Company With Leadership Positions in Key Categories
Decorative Products
Performance Chemicals
LTM Sales $488
LTM EBITDA * $  34
EBITDA Margin 7.0%
Paper and Carpet Chemicals
•
SB and SBA latex coating binders
Specialty Chemicals
•
SB and SBA
•
Vinyl pyridine latex
•
Acrylics
LTM Sales $283
LTM EBITDA * $  21
EBITDA Margin 7.4%
Contract Interiors
•
Vinyl wallcoverings
•
Dry erasable surfaces
•
Customized wall murals
Laminates
•
Vinyl, paper and acrylic laminates
Coated Fabrics
•
Vinyl and urethane
coated fabrics
•
Industrial films
•
Performance woven
fabrics
($ Millions)
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA)
LTM: Last 12 months through February 29, 2008

Decorative Products
Performance Chemicals
Both Segments
2007 Sales *
Serving Diverse End Use Markets
Serving Diverse End Use Markets
27%
Coated Paper
14%
Carpet
17%
Hotel, Healthcare,
Office
5%
Furniture &
Furnishings
9%
Transportation
Serving Diversified End Use Markets  .  .  . Insulates Portfolio
from Economic Cycles
Serving Diversified End Use Markets  .  .  . Insulates Portfolio
from Economic Cycles
17%
Nonwoven /
Disposable
5%
Residential
Refurb/New
Construction
6%
Commercial/
Durable
~ 10% of Revenues
Exposed to New
Housing
(Carpet and Laminates)
* Excludes DP Asian operations

2008
Financial Summary - Sales
Financial Summary - Sales
$0
$300
$600
$900
Sales - Annual Sales - Quarter
($ Millions)
165
191
188
197
196
$0
$50
$100
$150
$200
$250
1Q 2Q 3Q 4Q
Sales Growing Through Share Gains
Sales Growing Through Share Gains
2007
LTM: Last 12 months through February 29, 2008; includes $8.1 million of consolidated DP Asian operations sales
2004 2005 2006 2007 2008
LTM
631
695
699
746
771
836 *
* 2007 Proforma includes $90 million of consolidated DP Asian operations sales

Financial Summary – EBITDA *
Financial Summary – EBITDA *
Annual EBITDA *
($ Millions)
20
45
49
49 49
$0
$10
$20
$30
$40
$50
$60
2004 2005 2006 2007 2008
LTM
EBITDA Stable in Difficult Environment
EBITDA Stable in Difficult Environment
Quarterly EBITDA *
6.9
6.5
14.3
14.4
13.3
$0
$5
$10
$15
$20
1Q 2Q 3Q 4Q
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA).
2008 2007
LTM: Last 12 months through February 29, 2008

$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
2004 2005 2006 2007 2008
LTM
7.6x
3.6x
2.5x
2.9x
3.9x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
2004 2005 2006 2007 2008
LTM
Business Portfolio Positioned for Improved Performance;
Significant Balance Sheet Improvements
Business Portfolio Positioned for Improved Performance;
Significant Balance Sheet Improvements
Net Debt Outstanding *
Meaningful Deleveraging Over Time
Meaningful Deleveraging Over Time
Net Debt / EBITDA **
($ Millions)
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA).
** See Appendix 2, Net Leverage Ratio Calculations.
Rate
11.25%
Rate
7.5%
Rate
6.81%
LTM: Last 12 months through February 29, 2008
171 170
130
143
190
33M
Asian
Ops
Purchase
12M
refinancing
effort

200.0
150.0
100.0
$50.0
$ in Millions

OMNOVA SOLUTIONS INC.

Significantly Improved Capital Structure
Significantly Improved Capital Structure
90
145
80
136
90
149
$0.0
2007 2008 2009 2010 2011 2012 2013 2014
New Structure Lengthens Maturities, Reduces Interest Cost and Fixed Charges
New Structure Lengthens Maturities, Reduces Interest Cost and Fixed Charges
Average Debt Cost at Period End
6.8% vs 11.25% in 2006
Amortized 750K 5.4M 1.5M 1.5M 1.5M 1.5M 1.5M 375K
Current Maturing
• $90M ABL* - L+150
$33M unused (02/29/08)
• $145M TL - L+250
($50M swapped 7.73%)
*  January 1, 2008, ABL increased to $90 million
**  As of February 29, 2008 (Company’s First Quarter)
**

North American Market Position - Strategic Opportunities
North American Market Position - Strategic Opportunities
Leadership Position Provides Competitive Advantage
Leadership Position Provides Competitive Advantage
Performance Chemicals Decorative Products
Commercial
Wallcovering #1
Film Laminates #1
Coated Fabrics #2
Custom Specialty Films #1
Paper #2
Carpet #2
Specialties:
•
Nonwovens
SB Binders #1
•
Tire Cord #1
•
Commercial
Floor Care #2
Market
Position
Source:  OMNOVA
Market
Position

Corporate Strategy
Corporate Strategy
•
Unique customized strategies for both segments
•
Number one priority – Improve profitability
– Pricing excellence critical to offset unyielding raw material /
transportation increases
•
Drive operational excellence / productivity
– Announced latex capacity rationalization
– LEAN SixSigma
– Enterprise-wide business platform (simplify, standardize, streamline)
– Global strategic purchasing
•
Globalization
•
Penetrate attractive adjacent markets
•
New products / innovation
Improving Profitability #1 Priority
Improving Profitability #1 Priority

Profitable Organic Growth Focus
Profitable Organic Growth Focus
Enter Adjacent
Markets / Applications
Market Share Gains
in Core Markets
(Leveraging New Products)
• Paper latex / chemicals
• In-mold coatings
• Commerical Wallcovering
• Laminates
• Rigid and flexible films
Globalization
• Digital wall murals
• Transportation seating
• Marine seating and
headliners
• Interior wall systems
• Pool liners
• Oil / natural gas drilling
chemicals
• Construction chemicals
• January 1, 2008 acquisition
of minority interest in
Decorative Products joint
ventures in China and
Thailand
• Expanded chemicals
presence in China
– Shanghai sales / application
engineering office opened 2005
– Finalizing in-region
manufacturing strategy
• International chemical sales
up 7% in 2007 with strong toll
partners
• Wholly-owned Decorative
Products business in Europe
+ +
Core Markets ~ GDP Growth . . .
OMNOVA Finding Ways to OUTPERFORM Our Markets
Core Markets ~ GDP Growth . . .
OMNOVA Finding Ways to OUTPERFORM Our Markets

LEAN SixSigma

Responsible Care®

OMNOVA SOLUTIONS INC.

Operational Highlights
Operational Highlights
SAP
Business System
• Operating approach
initiated in 2003
• Customer-focused
rapid-change strategy
• Eliminate waste;
streamline operations
• Deliver cost reductions
and cash flow
improvements
• Ingrained in culture
Minimal Legacy
Liabilities
Programs and Systems in Place to Drive Increased Productivity
and Continuous Improvement
Programs and Systems in Place to Drive Increased Productivity
and Continuous Improvement
• Single, integrated platform
– Simplify / standardize /
streamline = Productivity
– Quick access to mission-
critical information
• Implemented in
Performance Chemicals in
2005 with NO customer
issues
• Decorative Products
implementation in
progress with completion
targeted in 2009
• No significant environmental
issues
• Adequately funded pension
– Smoothing accounting results
in temporary $(5)M non-cash
expense
– No new entrants
• Caps on all retiree healthcare
– Participation rapidly declining
– Eliminated for all salary
employees

Market
Size (MM) Growth
Laminates $345  2-3%
Coated Fabrics $640      3-4%
Contract Interiors $260   3-4%
Asia TBD  8-10%
Decorative Products Segment
Decorative Products Segment
A Broad-based Functional and Decorative Surfaces Business
A Broad-based Functional and Decorative Surfaces Business
End Market Growth Rates
Primary End Markets
Source:   Maximus Advisors
LTM Sales = $283 Million
Contract
Interiors
45%
Coated
Fabrics
29%
Laminates
26%
Contract Interiors
• Corporate
• Hospitality
• Healthcare
• Education
• Retail / Restaurant
• Interior Construction Systems
Laminates
• Kitchen & Bath Cabinets
• Manufactured Housing/RV
• Furniture
• Flooring
• Retail Display
• Home Furnishings
Coated Fabrics
• Transportation
– Including Automotive Aftermarket
• Industrial Films
• Rigids
• Contract Furniture
• Marine
LTM: Last 12 months through February 29, 2008

Decorative Products - End Uses
Decorative Products - End Uses
Furniture and
Surface
Laminates
Coated Fabric
Upholsteries
Commercial
Wallcoverings
Vinyl Graphic
Films
Laminated Films
- Signage
- Awnings
Digital Murals
Laminate for
Ceiling Tile
65% of Sales for Commercial
(Hotel / Office / Healthcare / Education) Refurbishment
65% of Sales for Commercial
(Hotel / Office / Healthcare / Education) Refurbishment

($ in Billions)

(Thousands of Units)

OMNOVA SOLUTIONS INC.

Decorative Products - Key Economic Drivers
Decorative Products - Key Economic Drivers
70%
80%
90%
100%
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Commercial Office Occupancy Rates
Office occupancies at highest levels since 2001
U.S. Hotel Occupancy Rates
50%
55%
60%
65%
70%
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Occupancy & investments strong
U.S. Office Furniture Production
Continued recovery expected
Manufactured Housing Shipments
Hurricane-related FEMA orders stabilized
industry in ’05-’06
Source:   Grubb-Ellis, OMNOVA Source:  PKF Hospitality Research, OMNOVA
Source:   BIFMA, OMNOVA Source:   US Government Census, OMNOVA
$0
$2
$4
$6
$8
$10
$12
$14
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E
0
50
100
150
200
250
300
350
400
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E
08E

Monroe, NC
Columbus, MS
Shanghai,
China
(3)
Rayong,
Thailand
(2)
Kent, U.K.
London, U.K.
Paris, France
Dubai,
UAE
Auburn, PA
Jeannette, PA
Fairlawn/Akron, OH
OMNOVA Sites
Growing Global Reach —
1Q ’08 100% Owner of Strategically Located JV in Asia
Growing Global Reach —
1Q ’08 100% Owner of Strategically Located JV in Asia
Dupo, IL
Decorative Products - Facilities
Decorative Products - Facilities

• 100% owned in 2008
– Unconsolidated prior years
– China coated fabrics primarily
for Asian customers
– $10 million of Thailand coated
fabrics and decorative
laminates imported by OMNOVA
U.S.
• Cash flow positive since inception
• $15 million investment 1999-2000
• Third plant startup in 2007 near
Shanghai (Taicang)
• $28 million purchase of remaining
49.9% minority interest
OMNOVA Sites
Shanghai,
China
(3)
Rayong,
Thailand
(2)
Unique and Strategic Asset Compared to North American Competition
Unique and Strategic Asset Compared to North American Competition
Decorative Products – Asian Operations
Decorative Products – Asian Operations

Decorative Products – New Products
Decorative Products – New Products
ECORE™
Non-PVC Wallcoverings
• Excellent environmental profile
• Same performance as vinyl
Design4™ Flat Laminates
• Quality, ultra-thin laminates for RV /
manufactured housing market
• Leverages assets purchased in 2006
viewnique® digital
• Turnkey installation: New service
model for OMNOVA
• Growing number of substrates
Swimming Pool Liners
• New, adjacent market
leverages performance film
calendering capabilities

2004 2005 2006 2007 2008  LTM
Sales EBITDA *
($ Millions)
2007 Achievements
• Leveraging breadth and size for economy of scale advantages with market wins versus weakened competitors
• Market share gains through key account wins
– Bestop (Jeep Top) +$2 million
– Marine and school bus
– Vytech (laminates) customers +$6 million
• Entered targeted adjacent markets – pool liner
• Digital mural sales growth
2004 2005 2006 2007 2008 LTM
258
4
10
21
242
258
2004 2007: Significantly Lowered Breakeven and Improved Margins
2004 2007: Significantly Lowered Breakeven and Improved Margins
271
21
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA).
Decorative Products – Trends
Decorative Products – Trends
LTM: Last 12 months through February 29, 2008
283
21

LTM Sales = $488 Million
A Specialty Chemicals Business Focused on
Technical Service and Innovation
A Specialty Chemicals Business Focused on
Technical Service and Innovation
Specialty
Chemicals
35%
Paper & Carpet
Chemicals
65%
Paper Chemicals
• Sold through RohmNova
joint venture with Rohm
and Haas
• Magazines, brochures
• Catalogs
• Packaging, labels
Carpet Chemicals
• Residential and
commercial carpet
backing
Specialty Chemicals
• Nonwovens
• Construction
• Tapes, adhesives
• Floor polish
• Textiles
Performance Chemicals Segment
Performance Chemicals Segment
LTM: Last 12 months through February 29, 2008

Performance Chemicals - End Uses
Performance Chemicals - End Uses
Textile
Finishing
Resins
Carpet Backing
Adhesives &
Moisture Barriers
Floor Tile
Felt Binders
Wallboard Structural
Enhancers
Upholstery Fiberfill
Binders & Surface
Coatings
Ink Additives
Nonwoven
Binders
Paper & Paperboard
Coatings and Chemicals
In-Mold
Coatings
Tire Cord
Adhesives
Floor Care Products
Filtration
Products
Tape Release
Coatings, Saturants
& Adhesives

1990E 2007
OMNOVA +15 pts.
Others
Unocal
OMNOVA Growing Above the Market in Largest Market - Paper Coatings
OMNOVA Growing Above the Market in Largest Market - Paper Coatings
Dow
OMNOVA
BASF
Other
Total Mkt.
(dry pounds)
50%
14%
30%
12%
12%
15%
18%
37%
Goodyear
Dow
BASF
Reichhold
1.3B 1.4B
SB Latex N. American Market Share
Source: APC, Kline, OMNOVA
2.7%
1.0%
1.0%
1.0%
2.5%
0.0%
1.0%
2.0%
3.0%
Source:  SRI, 2005, OMNOVA
Average Annual Growth Rate: 1-3%
N.A. End-Market Growth Rates
Adhesive Tire Other Paper Carpet
Applications Cord Coatings Backing
Performance Chemicals – North American Market
Performance Chemicals – North American Market

Ad Pages (Thousands)
Catalogs Mailed (Billions)

Square Yards (in billions)
Housing (Millions)

Performance Chemicals - Key Economic Drivers
Performance Chemicals - Key Economic Drivers
Source:   CRI, FCW, NAHB, Commerce Dept., NAR, OMNOVA
0.4
0.8
1.2
1.6
2.0
2.4
97 98 99 00 01 02 03 04 05 06 07
1.1
1.3
1.5
1.7
1.9
2.1
2.3
2.5
Carpet Demand Housing Starts
Carpet Demand
Driven By Housing Starts
Catalog Increases Tied to Internet;
Slow Housing Market Significantly Impacting Carpet Demand
Catalog Increases Tied to Internet;
Slow Housing Market Significantly Impacting Carpet Demand
Coated Paper Demand
Driven By Print Pages and Catalogs
Source:  Zenith Media, PIB, RISI, TNS, OMNOVA
125
175
225
275
325
375
425
97 98 99 00 01 02 03 04 05 06 07
10
15
20
25
Ad Pages Catalogs Mailed

Up $162 Million
Continuing Challenges
Continuing Challenges
31
37
56
17
21
0
20
40
60
80
100
2003 2004 2005 2006 2007
Raw Material Inflation
Performance Chemicals
Transportation Costs
2 2 2 2
4
0
1
2
3
4
5
2003 2004 2005 2006 2007
Pricing Actions Fell Short of Offsetting Ongoing Inflation in Raw
Materials and Increased Transportation Costs
Pricing Actions Fell Short of Offsetting Ongoing Inflation in Raw
Materials and Increased Transportation Costs
$M $M
Up $12 Million

Crude Oil, $ per Barrel
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
May-08

OMNOVA SOLUTIONS INC.

Oil Price Inflation
Oil Price Inflation
Source: CMAI
Monthly
Average
$15
$35
$55
$75
$95
$115
$135
Up 68% In 2007
Up 31% In 2008
Reaching All-Time High Compared to Early 1980’s
Reaching All-Time High Compared to Early 1980’s

Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

Raw Materials – Styrene
Raw Materials – Styrene
Styrene at All-Time High;
Expected to be Higher during 2008 than in 2007
Styrene at All-Time High;
Expected to be Higher during 2008 than in 2007
1¢ = $2.3M EBITDA
Source: CMAI
$0.25
$0.35
$0.45
$0.55
$0.65
$0.75
$0.85
Forecast

Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
May-08

OMNOVA SOLUTIONS INC.

Raw Materials – Butadiene
Raw Materials – Butadiene
Butadiene at All-Time High;
Feedstock Shortage Driving Cost Higher
Butadiene at All-Time High;
Feedstock Shortage Driving Cost Higher
1¢ = $1.4M EBITDA
Source: CMAI
$0.15
$0.25
$0.35
$0.45
$0.55
$0.65
$0.75
$0.85
Forecast

Chester, SC
Calhoun, GA
Fitchburg, MA
Green Bay, WI
Fairlawn/Akron, OH
Mogadore, OH
OMNOVA Sites
Alliance Manufacturing
Helsingborg, Sweden
Oudenaarde/Evergem, Belgium
Kaoshiung,
Taiwan
Growing Global Reach Through
Strategically-Located Toll Production Partners
Growing Global Reach Through
Strategically-Located Toll Production Partners
London, U.K.
Shanghai,
China
Performance Chemicals - Facilities
Performance Chemicals - Facilities

Performance Chemicals – Coated Paper Market
Performance Chemicals – Coated Paper Market
Paper Industry Consolidation Nearly Complete . . . 37% Share In 2007
Paper Industry Consolidation Nearly Complete . . . 37% Share In 2007
29% 29%
28%
60% 60%
63%
11% 11%
9%
7%
OMN
37%
DOW
56%
0%
20%
40%
60%
80%
100%
2004 2005 2006 2007
Significant Share at 5 of 6 Major
Coated Paper Producers
N.A. Paper SB Market
Trends
• Globalization
• Rationalization of paper
manufacturers and latex suppliers
• Weaker dollar to hurt European
imports
• Starch costs up >50% vs. 2006
0
20
40
60
80
100
120
#1 #2 #3 #4 #5 #6 Other
OMN Comp.
290
M
LBs
Dry

Performance Chemicals – New Products
Performance Chemicals – New Products
GenCryl Pt® Paper Latex
• High strength
• Improved printability
Tape Release
• World Class
• Significant response in Asia
OmnaGlo™ 100 for Floor Care
• First SB for this market
• Exceptional gloss
Oil Drilling
• Improves salt resistance
• Excellent for high
temperature environment
OMNAPEL™ Polymer System
• Water repellent
• Construction, boat
covers, awnings

Performance Chemicals - Trends
Performance Chemicals - Trends
• 40 million annualized new pounds won 2007 . . . new trialing activity over
50 million pounds
• Key, targeted capital investments to reduce costs, speed new product development
• Globalization via operations and strategic partnerships/JVs in Europe and Asia
• Increased global raw material purchasing; reduced energy usage
373
453 442
475
488
2004 2005 2006 2007 2008
LTM
27
46
41
35 34
2004 2005 2006 2007 2008
LTM
Sales
($ Millions)
2007 Achievements
Focused on Driving Value Through Strong Market Positions,
New Products, Lean Operations and Global Growth
Focused on Driving Value Through Strong Market Positions,
New Products, Lean Operations and Global Growth
* Calculated under the Company’s current credit agreement (see Appendix 1, EBITDA).
EBITDA *
LTM: Last 12 months through February 29, 2008

OMNOVA’s Sustainability Focus
OMNOVA’s Sustainability Focus
•
Continuous improvement towards
sustainability with focus on:
–
Conservation/selection of raw materials
–
Reduced energy and water use
–
Improved air quality: emissions and indoor
–
Reduced waste and landfill use
–
Facilitation of reuse/recycling
–
Extension of product life
–
A safe workplace = zero incidents goal
–
Community support/information sharing
Partner With Customers To Provide
Sustainable Link In Supply Chain
Partner With Customers To Provide
Sustainable Link In Supply Chain

Why Invest In OMNOVA?
Why Invest In OMNOVA?
• Leading market positions
• Diverse products, customers and end markets
• Pursuing aggressive pricing initiatives necessary to offset inflation
• Much lower cost base…significant operating leverage
– Latex capacity rationalization
– Refinancing to reduce interest cost by $9 million per year from 2006 levels
– Streamlined operations leading to substantial savings
– NOLs reduce taxes
• Implementation of integrated business system platform
(SAP) 75% complete
• Growth opportunities from globalization, entry into new adjacent markets and consolidation
• Product development expertise and proprietary patents
• Well-invested, strategically-located assets
• Experienced senior management team
Strong Operating Leverage
Strong Operating Leverage

35 FINANCIAL HIGHLIGHTS

$0
$20
$40
$60
$80
$100
$120
$140
'00 '02 '04 '06 '08
LTM
10%
15%
20%
25%
30%
Streamlined Operations - Cost Management
Streamlined Operations - Cost Management
SG&A
Significantly Lower Cost Structure
Significantly Lower Cost Structure
125
124 124
121
126
106 106
19%
20%
21%
21%
20%
15% 15%
SG&A                    % of Sales
($ Millions)
0
500
1,000
1,500
2,000
2,500
3,000
'99 '00 '01 '02 '03 '04 '05 '06 '07 '08
LTM
Employees - 38% Reduction *
99
13%
LTM: Last 12 months through February 29, 2008
* Excludes Newly Acquired Asian operations
All Other               Asia
13%
($ Millions) % of Sales
99
2,631
2,473
2,412
2,349
1,989
1,912
1,702
1,676
1,640
2,810

Receivable Days
Inventory Turns

OMNOVA SOLUTIONS INC.

Streamlined Operations
Streamlined Operations
Raw Materials / Pricing
Improved Working Capital Management
Improved Working Capital Management
38.0
22.6
33.1
29.9
64.9
82.4
21.0
21.8
18.6
11.6
5.9
2.9
$0
$40
$80
2003 2004 2005 2006 2007 2008
Feb
0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 2008
Feb
YTD
5.0x
6.0x
7.0x
8.0x
9.0x
10.0x
Domestic Working Capital
45
43 42 42
6.5x
9.2x
43
YTD
Raw Material Inflation
Pricing
Working Capital Management and Pricing Excellence
9.3x
43
Receivable Days               Inventory Turns
($ Millions)

2.1
6.6
4.6
1.7
(1.0)
(0.3)
(5.4) (5.4)
($8)
($4)
$0
$4
$8
2000 2001 2002 2003 2004 2005 2006 2007
237
131
201
147
166
153
177
175
185
184
200
207
205
202
218
205
$100
$140
$180
$220
$260
2000 2001 2002 2003 2004 2005 2006 2007
• No new entrants since 2004
• Pension formula reduced for salary
• Union multiplier – no changes since 2001
• Non-cash income / expense
• Smoothing accounting does not reflect
actual funding and distorts P&L
• 2008 expense to decrease by $0.4
million
Pension Adequately Funded
Pension Adequately Funded
Pension Assets / ABO Liability
Pension Income / Expense
($ Millions)
Streamlined Operations – Pension Management
Streamlined Operations – Pension Management

39

40 Appendix

Progress In Meeting Sustainability Goals
Progress In Meeting Sustainability Goals
•
Renewable feedstocks (examples across most
product categories)
•
Water-based ink systems
•
Reduced water usage and optimized waste
water treatment
•
Reduced natural gas and electricity
consumption
•
Post-industrial waste recycling (internal
use/external sales)
•
Continuous reduction in emissions/greenhouse
gases
•
ISO 14001 certification (international)
Resources/Processes

Progress In Meeting Sustainability Goals
Progress In Meeting Sustainability Goals
•
Environmentally preferred chemistries
available
–
No PFOA or heavy metals
–
Low/no ammonia or formaldehyde
–
APE-free surfactants
•
High solids offerings
•
PVC alternatives
•
Post-consumer waste recycling program
•
Improved IAQ features, certifications
–
GREENGUARD
•
Electronic product sampling (decorative)
•
Facilitating customer attainment of EPA Design for
the Environment, Green Seal, LEEDS, etc.
Products

Appendix 1 — Non-GAAP Financial Measures – EBITDA
Appendix 1 — Non-GAAP Financial Measures – EBITDA
Reconciliation of income (loss) from continuing operations to EBITDA and Total Debt to Net Debt
This presentation includes EBITDA and Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange Commission. EBITDA is calculated in accordance with the definition of EBITDA as set forth in the Company’s $150,000,000 Term Loan Credit Agreement dated as of May 22, 2007 and excludes charges for interest, taxes, depreciation and amortization, amortization of deferred financing costs, net earnings of joint ventures less cash dividends, net earnings of foreign subsidiaries less cash dividends, loss on debt transactions, gains or losses on sale or disposal of capital assets, loss from write-down of non-current assets, non-cash income or expense for the Company’s pension plans, gains or losses from changes in the LIFO reserve, non-cash charges for the 401(k) company match and up to $2.0 million annually for restructuring, severance and non-recurring charges. Net Debt is calculated as total debt and outstanding letters of credit and the fair value of the interest rate swap if in a loss position less cash, cash equivalents and restricted cash. Consolidated EBITDA and Net Debt are not measures of financial performance under GAAP. EBITDA and Net Debt are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for comparing performance relative to other companies. EBITDA and Net Debt should not be construed as indicators of the
Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data which are all prepared in accordance with GAAP. EBITDA and Net Debt are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance, and measure leverage capacity and debt service ability and by management to allocated resources. Set forth below are the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
LTM: Last 12 months through February 29, 2008
Consolidated Performance ($ Millions)
Reconciliation of Income (Loss) From Continuing Operations to EBITDA
2004 2005 2006 2007 LTM
Income (loss) from continuing operations $     (25.4) $       (2.7) $        3.2 $       (7.0) $    (4.9)
Interest expense 20.7          21.2          20.3          15.7          14.2
Income tax (0.3)           (0.3)           0.1            0.1            0.2
Depreciation & amortization 21.6          21.1          20.2          20.1          20.6
Amortization of deferred financing costs 1.8            1.4            1.0            0.8            0.8
Net earnings of joint ventures, less cash dividends              -   (0.7)           (1.8)           (1.2)           (1.3)
Net earnings of foreign subsidiaries less cash dividends
(0.3)           (1.7)           (1.5)
             -          (0.5)
Loss on debt transactions (1.5)                        -                -   12.4          12.4
Gains or losses on sales or disposals of capital assets
0.2            2.3            0.2            (0.4)           (0.4)
Non-cash income or expense for pension plans 0.4            0.4            5.4            6.2            6.3
Gain or loss from change in LIFO reserve
(0.2)           0.2            (2.2)           (0.9)           (0.9)
Non-cash charge for 401(k) company match 1.4            1.4            2.1            2.1            1.9
Restructuring, severance and non-recurring charges
2.0            2.0            2.0            1.0            0.1
   EBITDA 20.4 $       44.6 $       49.0 $       48.9 $       48.5 $

($ Millions)
Appendix 1 — Non-GAAP Financial Measures
(continued)
Appendix 1 — Non-GAAP Financial Measures
(continued)
LTM: Last 12 months through February 29, 2008
* As of February 29, 2008 (Company’s First Quarter)
Performance Chemicals Segment
2004 2005 2006 2007 LTM
Segment operating profit $      13.5 $      33.8 $      29.7 $      23.8 $    22.8
Depreciation & amortization 11.8          12.2          11.3          9.6            9.3
Net earnings of foreign subsidiaries less cash dividends
(0.3)           (1.7)           (1.4)
             -          (0.5)
Gains or losses on sales or disposals of capital assets              -
0.7            0.1            (0.6)           (0.6)
Non-cash income or expense for pension plans
0.8            0.4            1.7            1.7            2.2
Gain or loss from change in LIFO reserve
(0.2)           (0.2)           (2.1)           (0.2)           (0.2)
Non-cash charge for 401(k) company match
0.7            0.8            0.8            0.8            0.8
Restructuring, severance and non-recurring charges
1.0            0.3            0.4
             -             -
   Segment EBITDA 27.3 $       46.3 $       40.5 $       35.1 $       33.8 $
Decorative Products Segment
2004 2005 2006 2007 LTM
Segment operating profit $       (6.8) $       (2.8) $        9.0 $        8.6 $      9.3
Depreciation & amortization 9.8            8.8            8.5            8.7            9.0
Net earnings of joint ventures, less cash dividends              -   (0.7)           (1.8)           (1.2)           (1.3)
Net earnings of foreign subsidiaries less cash dividends              -                -             (0.1)              -             -
Gains or losses on sales or disposals of capital assets            0.2            1.7            0.1            0.2          0.2
Non-cash income or expense for pension plans (0.6)           -            3.2            3.7            3.4
Gain or loss from change in LIFO reserve -            0.4            (0.3)           (0.7)           (0.7)
Non-cash charge for 401(k) company match 0.4            0.5            0.7            0.8            0.8
Restructuring, severance and non-recurring charges 1.0            1.7            1.6            0.8            0.5
   Segment EBITDA 4.0 $         9.6 $         20.9 $       20.9 $       21.2 $
Reconciliation of Total Debt to Net Debt
2004 2005 2006 2007 2008 *
Total Debt 181.7 $     176.4 $     165.0 $     149.9 $     196.6 $
Letters of credit 3.9            3.2            3.5            3.4            3.4
Fair value of interest rate swap (if loss)
             -                -                -
2.5            4.3
Cash and cash equivalents (15.0) (9.9) (26.4) (12.6) (14.8)
Restricted cash
             -                -
(12.3)
             -             -
Net Debt 170.6 $     169.7 $     129.8 $     143.2 $     189.5 $

($ Millions)
Appendix 2 — Net Leverage Ratio Calculations
Appendix 2 — Net Leverage Ratio Calculations
* As of February 29, 2008 (Company’s First Quarter)
2004 2005 2006 2007 2008 *
Net Debt
Term Loan B Principal - $        - $        - $        149.2 $    145.0 $
Senior Secured Notes 165.0       165.0       165.0       -           -
ABL balance 16.7         11.4         -           0.7           47.4
Capital lease obligations -           -           -           -           -
Outstanding letters of credit 3.9           3.2           3.5           3.4           3.4
Fair value of interest rate swap (if loss position) -           -           -           2.5           4.3
Decorative Products Asian Operations -           -           -           -           4.2
Total Debt 185.6       179.6       168.5       155.8       204.3
Less: cash equivalents (15.0) (9.9) (26.4)        (12.6)        (14.8)
         Restricted cash -           -           (12.3)        -           -
Total Net Debt 170.6 $    169.7 $    129.8 $    143.2 $    189.5 $
EBITDA 20.4 $      44.6 $      49.0 $      48.9 $      48.5 $
Net Leverage Ratio 7.6           x 3.6           x 2.5           x 2.9           x 3.9         x